                                                              Exhibit 99.1


                             LETTER OF TRANSMITTAL

                                  Relating To
                                Class A Warrants
                             (and Class B Warrants
                         Underlying Class A Warrants)

                          LIFE MEDICAL SCIENCES, INC.

                       OFFER TO REDUCE THE EXERCISE PRICE
                            OF CLASS A WARRANTS AND
                     CLASS B WARRANTS TO $1.205 PER WARRANT

                       FOR EXERCISES BEFORE 5:00 P.M. ON

                               SEPTEMBER 21, 1998


THE OFFER WILL EXPIRE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED. WITHDRAWAL RIGHTS WILL ALSO EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 21, 1998. IN ADDITION, THE CLASS A WARRANTS AND CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON SEPTEMBER 21, 1998. ON SUCH DATE, AT 5:00 P.M., NEW YORK CITY TIME, ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL EXPIRE AT SUCH TIME.

                    The Information Agent for the Offer is:

                              Allen & Caron Inc.
           Telephone: 1 (800) 452-1346 (8:30 a.m. to 5:30 p.m. PDT)
                         Address: 3 Imperial Promenade
                                   Suite 850
                          Santa Ana, California 92707
                            Attention: Lynn Johnson


                      The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          1-(800) 937-5449 (toll free)

By Mail or Hand Delivery:                           By Facsimile
                                                  (718) 236-2976

Reorganization Department                        Confirm Facsimile
     40 Wall Street                                by Telephone:
       46th Floor                           1-(800) 937-5449 (toll free)
   New York, NY 10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders (the "Holders") of Class A Warrants (defined below) either if certificates for Class A Warrants are to be forwarded herewith or, unless an Agent's Message (as defined in the Exercise Offer/Prospectus, dated July ___,

1998 and filed with the Securities and Exchange Commission (the "Exercise Offer/Prospectus")) is utilized, if exercises are to be made by book entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Warrant Agent") at the Depository Trust Company ("DTC"), Pacific Securities Depository Trust Company ("PSDTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under the caption "Terms of the Exercise Offer Procedure for Exercising Warrants-Book-Entry Exercise" in the Exercise Offer/Prospectus. Holders who exercise Class A Warrants by book-entry transfer are referred to herein as "Book-Entry Holders."

     Holders of Class A Warrants whose certificates for such Class A Warrants (the "Warrant Certificates") are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class A Warrant exercised in the Exercise Offer and all other required documents to the Warrant Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must exercise their Class A Warrants according to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE WARRANT AGENT.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE __. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF CLASS A WARRANTS ARE BEING EXERCISED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE WARRANT AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Exercising Institution:
                               -------------------------------------------------

--------------------------

Check Box of Book-Entry Transfer Facility:

[ ]  The Depository Trust Company

[ ]  Pacific Securities Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Account Number:                   Transaction Code Number:
               ------------------                         ----------------------


[ ] CHECK HERE IF CLASS A WARRANTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE WARRANT AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Window Ticket Number (if any):
                              --------------------------------------------------


Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

  DESCRIPTION OF CLASS A WARRANTS (AND UNDERLYING CLASS B WARRANTS) EXERCISED
--------------------------------------------------------------------------------
  Name(s) and Address(es) of                       Class A Warrants (and
     Registered Holder(s)                       Underlying Class B Warrants)
  (Please fill in, if blank)                            Exercised
-------------------------------------------------------------------------------

                                              Certificate       Total Number of          Number of          Number of
                                               Number(s)**      Class A Warrants      Class A Warrants   Underlying Class B
                                                                 Represented by          Exercised***       Warrants) Exercised**
                                                                 Certificate(s)**
-------------------------------------------------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------------

                                    -------------------------------------------------------------------------------------------
                                    Total Warrants
-------------------------------------------------------------------------------------------------------------------------------

* If left blank, stock will be issued to name and address as they appear on the warrant certificate or in the books of the Warrant Agent.

**   Need not be completed by holders tendering book-entry transfer.

*** Unless otherwise indicated, the holder will be deemed to have exercised the full number of Class A Warrants (and Underlying Class B Warrants) represented by the tendered certificates. See Instruction 4.

[ ] Check here if inadequate space and enclose additional sheets, in accordance with Instruction 3.

                   NOTE:  SIGNATURE(S) MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby exercises the Class A redeemable stock purchase warrants (the "Class A Warrants"), and if applicable, the Class B Warrants underlying the Class A Warrants (the "Underlying Class B Warrants") (collectively, the "Warrants"), of Life Medical Sciences, Inc. a Delaware corporation (the "Company"), as described on page 3 of this Letter of Transmittal, at an exercise price of $1.205 per Warrant, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated _____________, 1998 (the "Exercise Offer/Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Exercise Offer/Prospectus, constitutes the "Offer"). The undersigned understands that upon exercise of each Class A Warrant the undersigned shall receive
1.071474 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and one Underlying Class B Warrant, and that upon exercise of each Underlying Class B Warrant the undersigned shall receive one share of Common Stock.

     Subject to, and effective upon, acceptance for exercise of the Class B Warrants included herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (i) exercises and transfers to, or upon the order of, the Company all right, title and interest in, and to all the Warrants that are being exercised hereby, and (ii) constitutes and irrevocably appoints the Warrant Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Warrants with full power of substitution and resubstitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Certificates for the Class A Warrants (the "Warrant Certificates") and transfer ownership of such Class A Warrants and the Underlying Class B Warrants, if applicable, on the account books maintained by the Book-Entry Transfer Facilities, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon issuance by the Warrant Agent, as the undersigned's agent, of the applicable Underlying Stock, (b) present such Warrants for transfer, and effect such transfer, on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undesigned has full power and authority to exercise, assign and transfer the Warrants exercised hereby and that, when the same are accepted for exercise by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Warrant Agent or the Company to be necessary or desirable to complete the exercise, assignment and transfer of the Warrants exercised hereby. In addition, if there shall occur any anti-dilution adjustment pursuant to the terms of the Warrants, or other adjustment affecting the exercise price or the number of shares of Common Stock obtainable upon exercise of the Warrants, the Company, in its sole discretion, may make such adjustments in the exercise price of the Warrants or the securities issuable upon exercise thereof as it deems appropriate.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exercise Offer/Prospectus, this exercise is irrevocable.

     The undersigned understands that exercises of Warrants pursuant to any one of the procedures described under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants" in the Exercise Offer/Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of, and deliver said applicable Underlying Stock and/or return certificates to, the person or persons so indicated. Holders exercising Warrants by book-entry transfer may request that any Warrants not accepted for exercise be returned by crediting such account maintained at such Book-Entry Transfer Facility as such Holder may designate by making an appropriate entry under "Special Issuance Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to issue any applicable Underlying Stock in the name of a different registered Holder if the Company does not accept for exercise any of such Warrants.

SPECIAL ISSUANCE INSTRUCTIONS                                              SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)                                          (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Warrant Certificates not              To be completed ONLY if Warrant Certificates not
   exercised or not accepted for exercise and/or the            exercised for exercise and/or the applicable
   applicable Underlying Stock are to be issued in              Underlying Stock are to be sent to someone other
   the name of someone other than the undersigned, or           than the undersigned, or to the undersigned other
   if Warrants exercised by book-entry                          than that designated on the front cover.
   transfer which are not accepted for exercise are
   to be returned by credit to an account maintained
   at a Book-Entry Transfer Facility other than that
   designated on the front cover.

Issue Underlying Stock and/or certificates to:                  Mail Underlying Stock and/or certificates to:
Name: ______________________________                            Name: __________________________
(PLEASE PRINT)                                                  (PLEASE PRINT)
Address: ___________________________                            Address: _______________________________
____________________________________                             _______________________________________
____________________________________                             _______________________________________
(INCLUDE ZIP CODE)                                                             (INCLUDE ZIP CODE)
(TAXPAYER IDENTIFICATION OR                                                 (TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NO.)                                                            SOCIAL SECURITY NO.)
------------------------------------------------------        ------------------------------------------------------

                                       SIGN HERE

X......................................................................................
X......................................................................................
SIGNATURE(S) OF OWNER(S)

Dated:..........................................................................., 1998

Name(s)................................................................................

 .......................................................................................
                                  (PLEASE PRINT)

Capacity (full title)..................................................................

Address................................................................................

  .....................................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.............................................................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for Class A Warrants or on a security position listing or by person(s)
 authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                       GUARANTEE OF SIGNATURE(S)
                      (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature...................................................................

Name...................................................................................

Title..................................................................................

Address................................................................................

Area Code and Telephone No.............................................................

Dated.........................................................................  , 1998


                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Class A Warrants) of the Warrants exercised hereby, unless such holder has completed the box entitled "Special Issuance Instructions" on page 5 hereof, or (ii) if such Warrants are exercised for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Warrant Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Exercise Offer/Prospectus) is utilized, if exercises of Warrants are to be made pursuant to the procedures for exercise by book-entry set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Book-Entry Exercise" in the Exercise Offer/Prospectus. Warrant Certificates or timely confirmation (a "Book-Entry Confirmation") of a book-entry exercise of such Warrants in the Warrant Agent's account at a Book-Entry Transfer Facility, as well as a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer (including the Underlying Class B Warrants) and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent at its address set forth herein prior to the Expiration Date. Holders whose Warrant Certificates are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer and all other required documents to the Warrant Agent prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry exercise on a timely basis may exercise their Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. Pursuant to such procedure: (i) such exercise must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Warrant Agent on or prior to the Expiration Date; and (iii) the Warrant Certificates (or a Book-Entry Confirmation) representing all exercised Class A Warrants with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer (including the Underlying Class B Warrants) and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, as provided under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. If Warrant Certificates are forwarded separately to the Warrant Agent, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

     The method of delivery of Warrant Certificates, the Letter of Transmittal and all other required documents is at the option and sole risk of the exercising Holder and the delivery will be deemed made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent exercise will be accepted. All exercising Holders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Warrants for exercise.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Warrant Certificate numbers and/or the number of Warrants and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL EXERCISES. (Not applicable to Holders who exercise by book-entry transfer.) If fewer than all Class A Warrants (and Underlying Class B Warrants) evidenced by any certificate submitted are to be exercised, fill in the number of Class A Warrants and Class B Warrants which are to be exercised in the box entitled either "Number of Class A Warrants Exercised" or Number of Class B Warrants Exercised," as appropriate. In such case, new certificate(s) for the remainder of the Class A Warrants that were evidenced by the Holder's old certificate(s) will be sent to such Holder, unless otherwise provided in the appropriate box marked "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Class A Warrants and Underlying Class B Warrants represented by Warrant Certificates delivered to the Warrant Agent will be deemed to have been exercised unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Class A Warrants exercised hereby, the signatures must correspond exactly with the name(s) as written on the face of the Warrant Certificate(s), without alteration, enlargement or any change whatsoever.

     If any of the Class A Warrants exercised hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any exercised Class A Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrant Certificates.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted along with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the Class A Warrants listed and transmitted hereby, no endorsements of Warrant Certificates are required unless payment is to be made to, or certificates for Class A Warrants not exercised or accepted for exercise are to be issued in the name of, a person other than the registered owner(s). Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Class A Warrants listed, the Warrant Certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Warrant Certificates. Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and exercise of exercised Warrants pursuant to the Offer. If, however, issuance of the applicable underlying stock is to be made to, or if certificates for Class A Warrants not accepted for exercise are to be registered in the name of, any person other than the registered holder, or if exercised Warrant Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be the obligation of the Holder, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANT CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the applicable underlying stock is to be issued in the name of and/or certificates for unexercised Class A Warrants are to be returned to a person other than the signer of this Letter of Transmittal or if the applicable Underlying Stock is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Holders exercising Warrants by book-entry transfer may request that Class A Warrants not accepted for exercise be credited to such account maintained at such Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Warrants not accepted for exercise will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Warrant Agent at its address set forth below. Requests for additional copies of the Exercise Offer/Prospectus and this Letter of Transmittal may be directed to the Warrant Agent or to brokers, dealers, commercial banks or trust companies.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Class A Warrants has been lost, destroyed or stolen, the Holder should promptly notify the Warrant Agent, Attention: Lost Securities Dept. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH (i) WARRANT CERTIFICATES OR CONFIRMATION OF BOOKENTRY TRANSFER, (ii) A CERTIFIED OR BANK CHECK PAYABLE TO "LIFE MEDICAL SERVICES, INC." IN THE AMOUNT OF $1.025 PER WARRANT (INCLUDING UNDERLYING CLASS B WARRANTS, EXERCISED IN THE OFFER, AND (iii) ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE WARRANT AGENT ON OR PRIOR TO THE EXPIRATION DATE.

     Facsimile copies of the Letter of Transmittal, properly completed and duly exercised, will be accepted. The Letter of Transmittal, Warrant Certificates, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.025 per Warrant (including Underlying Class B Warrants) exercised in the Offer and any other required documents should be sent or delivered by each Holder or his broker, dealer, commercial bank, trust company or other nominee to the Warrant Agent as follows:

The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                          1-(800) 937-5449 (toll free)

     By Facsimile                                           By Mail or Hand Delivery:
     (718) 236-2976                                         Reorganization Department
                                                            40 Wall Street
                                                            46th Floor
                                                            New York, NY 10005
     Confirm Facsimile
     by Telephone:
     1-(800) 937-5449 (toll free)

     Questions and requests for assistance may be directed to the Warrant Agent at its address and telephone number listed above. Additional copies of the Exercise Offer/Prospectus, this Letter of Transmittal and other offer materials may be obtained from the Warrant Agent as set forth above, and will be furnished promptly at the Company's expense. Each Holder may also contact his broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                          EXERCISE OF CLASS A WARRANTS

                                       OF

                          LIFE MEDICAL SCIENCES, INC.

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing Class A Warrants are not immediately available or time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Warrant Agent") on or prior to the Expiration Date (as defined in the Exercise Offer/Prospectus (as defined below)), or the procedures for delivery by bookentry exercise cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Warrant Agent. See the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          1-(800) 937-5449 (toll free)

                           BY MAIL OR HAND DELIVERY:

                           Reorganization Department
                                 40 Wall Street
                                   46th Floor
                               New York, NY 10005


                                 BY FACSIMILE:
                                 (718) 236-2976

                               Confirm Facsimile
                                 by Telephone:
                          1-(800) 937-5449 (toll free)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     Ladies and Gentlemen:

     The undersigned hereby exercises, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated _______ __, 1998 (the "Exercise Offer/Prospectus"), and in the Letter of Transmittal, receipt of each of which is hereby acknowledged (which together constitute the "Offer"), the number of Class A Warrants (and underlying Class B Warrants) indicated below pursuant to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

Number of Class A Warrants:.....................            Name(s) of Record Holder(s):.....................

Number of Underlying Class B Warrants:..........            Address(es):.....................................

Certificate No(s). (if available):                          .................................................

If Class A Warrants (and underlying Class B Warrants)       Area Code and Telephone Number(s):
will be exercised by book-entry exercise, check one box.

[ ]  The Depository Trust Company
[ ]  Pacific Securities Depository Trust Company
[ ]  Philadelphia Depository Trust Company

Account Number:...........................................  Signature(s):.................................

Date:.....................................................  ..............................................

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the exercise of Class A Warrants (including underlying Class B Warrants) effected hereby complies with Rule 14e4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees to deliver to the Warrant Agent, at its address set forth above, the certificate representing all exercised Class A Warrants, in proper form for transfer, or a BookEntry Confirmation (as defined in the Exercise Offer/Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Exercise Offer/Prospectus) in the case of a bookentry delivery, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant (including underlying Class B Warrants) exercised in the Offer, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of this Notice of Guaranteed Delivery.

                                                                   ...............................
                                                                            (Name of Firm)

                                                                    .............................
                                                                       (Authorized Signature)

                                                                    .............................
                                                                                (Name)

                                                                    .............................
                                                                               (Title)

                                                                    .............................
                                                                              (Address)

                                                                    .............................
                                                                             (Zip Code)

Dated:....................................................   ............................................
                                                                     (Area Code and Telephone No.)


NOTE: DO NOT SEND CERTIFICATES FOR CLASS A WARRANTS WITH THIS NOTICE GUARANTEED DELIVERY. CERTIFICATES FOR CLASS A WARRANTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                             LETTER OF TRANSMITTAL

                                  Relating To
                                Class B Warrants

                          LIFE MEDICAL SCIENCES, INC.

                       OFFER TO REDUCE THE EXERCISE PRICE
                            OF CLASS A WARRANTS AND
                     CLASS B WARRANTS TO $1.205 PER WARRANT

                       FOR EXERCISES BEFORE 5:00 P.M. ON

                               SEPTEMBER 21, 1998


THE OFFER WILL EXPIRE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED. WITHDRAWAL RIGHTS WILL ALSO EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 21, 1998. IN ADDITION, THE CLASS A WARRANTS AND CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON SEPTEMBER 21, 1998. ON SUCH DATE, AT 5:00 P.M., NEW YORK CITY TIME, ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL EXPIRE AT SUCH TIME.

                    The Information Agent for the Offer is:

                              Allen & Caron Inc.
           Telephone: 1 (800) 452-1346 (8:30 a.m. to 5:30 p.m. PDT)
                         Address: 3 Imperial Promenade
                                   Suite 850
                          Santa Ana, California 92707
                            Attention: Lynn Johnson

                      The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          1-(800) 937-5449 (toll free)

By Mail or Hand Delivery:                           By Facsimile
                                                  (718) 236-2976

Reorganization Department                        Confirm Facsimile
     40 Wall Street                                by Telephone:
       46th Floor                           1-(800) 937-5449 (toll free)
   New York, NY 10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders (the "Holders") of Class B Warrants (defined below) either if certificates for Class B Warrants are to be forwarded herewith or, unless an Agent's Message (as defined in the Exercise Offer/Prospectus, dated July ___,

1998 and filed with the Securities and Exchange Commission (the "Exercise Offer/Prospectus")) is utilized, if exercises are to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Warrant Agent") at the Depository Trust Company ("DTC"), Pacific Securities Depository Trust Company ("PSDTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under the caption "Terms of the Exercise Offer Procedure for Exercising Warrants-Book-Entry Exercise" in the Exercise Offer/Prospectus. Holders who exercise Class B Warrants by book-entry transfer are referred to herein as "Book-Entry Holders."

     Holders of Class B Warrants whose certificates for such Class B Warrants (the "Warrant Certificates") are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class B Warrant exercised in the Exercise Offer and all other required documents to the Warrant Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must exercise their Class B Warrants according to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE WARRANT AGENT.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE __. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[ ] CHECK HERE IF CLASS B WARRANTS ARE BEING EXERCISED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE WARRANT AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Exercising Institution:
                               -------------------------------------------------

--------------------------

Check Box of Book-Entry Transfer Facility:

[ ]  The Depository Trust Company

[ ]  Pacific Securities Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Account Number:                   Transaction Code Number:
               ------------------                         ----------------------


[ ] CHECK HERE IF CLASS B WARRANTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE WARRANT AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Window Ticket Number (if any):
                              --------------------------------------------------


Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

                   DESCRIPTION OF CLASS B WARRANTS EXERCISED
--------------------------------------------------------------------------------
  Name(s) and Address(es) of                         Class B Warrants Exercised
     Registered Holder(s)
  (Please fill in, if blank)
-------------------------------------------------------------------------------

                                              Certificate       Total Number of       Number of
                                               Number(s)**          Warrants          Warrants
                                                                 Represented by       Exercised***
                                                                 Certificate(s)**
--------------------------------------------------------------------------------------------------

                                    --------------------------------------------------------------

                                    --------------------------------------------------------------

                                    --------------------------------------------------------------
                                    Total Warrants
--------------------------------------------------------------------------------------------------

* If left blank, stock will be issued to name and address as they appear on the warrant certificate or in the books of the Warrant Agent.

**   Need not be completed by holders tendering book-entry transfer.

*** Unless otherwise indicated, the holder will be deemed to have exercised the full number of Warrants represented by the exercised certificates. See Instruction 4.

[ ] Check here if inadequate space and enclose additional sheets, in accordance with Instruction 3.

                   NOTE:  SIGNATURE(S) MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby exercises the Class B redeemable stock purchase warrants (the "Class B Warrants") of Life Medical Sciences, Inc. a Delaware corporation (the "Company"), as described on page 3 of this Letter of Transmittal, at an exercise price of $1.205 per Class B Warrant, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated _____________, 1998 (the "Exercise Offer/Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Exercise Offer/Prospectus, constitutes the "Offer"). The undersigned understands that upon exercise of each such Class B Warrant the undersigned shall receive
1.071474 shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     Subject to, and effective upon, acceptance for exercise of the Class B Warrants included herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (i) exercises and transfers to, or upon the order of, the Company all right, title and interest in, and to all the Class B Warrants that are being exercised hereby, and (ii) constitutes and irrevocably appoints the Warrant Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Class B Warrants with full power of substitution and resubstitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Certificates for the Class B Warrants (the "Warrant Certificates") and transfer ownership of such Class B Warrants on the account books maintained by the Book-Entry Transfer Facilities, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon issuance by the Warrant Agent, as the undersigned's agent, of the applicable Underlying Stock, (b) present such Class B Warrants for transfer, and effect such transfer, on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class B Warrants, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undesigned has full power and authority to exercise, assign and transfer the Class B Warrants exercised hereby and that, when the same are accepted for exercise by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Warrant Agent or the Company to be necessary or desirable to complete the exercise, assignment and transfer of the Class B Warrants exercised hereby. In addition, if there shall occur any anti-dilution adjustment pursuant to the terms of the Class B Warrants, or other adjustment affecting the exercise price or the number of shares of Common Stock obtainable upon exercise of the Class B Warrants, the Company, in its sole discretion, may make such adjustments in the exercise price of the Class B Warrants or the securities issuable upon exercise thereof as it deems appropriate.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exercise Offer/Prospectus, this exercise is irrevocable.

     The undersigned understands that exercises of Class B Warrants pursuant to any one of the procedures described under the caption "Terms of the Exercise Offer -Procedures for Exercising Warrants" in the Exercise Offer/Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of, and deliver said applicable Underlying Stock and/or return certificates to, the person or persons so indicated. Holders exercising Class B Warrants by book-entry transfer may request that any Class B Warrants not accepted for exercise be returned by crediting such account maintained at such Book-Entry Transfer Facility as such Holder may designate by making an appropriate entry under "Special Issuance Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to issue any applicable Underlying Stock in the name of a different registered Holder if the Company does not accept for exercise any of such Class B Warrants.

SPECIAL ISSUANCE INSTRUCTIONS                                              SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)                                          (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if Warrant Certificates not              To be completed ONLY if Warrant Certificates not
   exercised or not accepted for exercise and/or the            exercised for exercise and/or the applicable
   applicable Underlying Stock are to be issued in              Underlying Stock are to be sent to someone other
   the name of someone other than the undersigned, or           than the undersigned, or to the undersigned other
   if Class B Warrants exercised by bookentry                   than that designated on the front cover.
   transfer which are not accepted for exercise are
   to be returned by credit to an account maintained
   at a BookEntry Transfer Facility other than that
   designated on the front cover.

Issue Underlying Stock and/or certificates to:                  Mail Underlying Stock and/or certificates to:
Name: ______________________________                            Name: __________________________
(PLEASE PRINT)                                                  (PLEASE PRINT)
Address: ___________________________                            Address: _______________________________
____________________________________                             _______________________________________
____________________________________                             _______________________________________
(INCLUDE ZIP CODE)                                                             (INCLUDE ZIP CODE)
(TAXPAYER IDENTIFICATION OR                                                 (TAXPAYER IDENTIFICATION OR
SOCIAL SECURITY NO.)                                                            SOCIAL SECURITY NO.)
------------------------------------------------------        ------------------------------------------------------

                                       SIGN HERE

X......................................................................................
X......................................................................................
SIGNATURE(S) OF OWNER(S)

Dated:..........................................................................., 1998

Name(s)................................................................................

 .......................................................................................
                                  (PLEASE PRINT)

Capacity (full title)..................................................................

Address................................................................................

  .....................................................................................
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.............................................................

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for Class B Warrants or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see
 Instruction 5.)

                       GUARANTEE OF SIGNATURE(S)
                      (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature...................................................................

Name...................................................................................

Title..................................................................................

Address................................................................................

Area Code and Telephone No.............................................................

Dated.........................................................................  , 1998


                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Class B Warrants) of the Class B Warrants exercised hereby, unless such holder has completed the box entitled "Special Issuance Instructions" on page 5 hereof, or (ii) if such Class B Warrants are exercised for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Warrant Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Exercise Offer/Prospectus) is utilized, if exercises of Class B Warrants are to be made pursuant to the procedures for exercise by book-entry set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Book-Entry Exercise" in the Exercise Offer/Prospectus. Warrant Certificates or timely confirmation (a "Book-Entry Confirmation") of a bookentry exercise of such Class B Warrants in the Warrant Agent's account at a Book-Entry Transfer Facility, as well as a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class B Warrant exercised in the Offer and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent at its address set forth herein prior to the Expiration Date. Holders whose Warrant Certificates are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class B Warrant exercised in the Offer and all other required documents to the Warrant Agent prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry exercise on a timely basis may exercise their Class B Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. Pursuant to such procedure: (i) such exercise must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Warrant Agent on or prior to the Expiration Date; and (iii) the Warrant Certificates (or a Book-Entry Confirmation) representing all exercised Class B Warrants with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), together with a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class B Warrant exercised in the Offer and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, as provided under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. If Warrant Certificates are forwarded separately to the Warrant Agent, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

     The method of delivery of Warrant Certificates, the Letter of Transmittal and all other required documents is at the option and sole risk of the exercising Holder and the delivery will be deemed made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent exercise will be accepted. All exercising Holders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Class B Warrants for exercise.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Warrant Certificate numbers and/or the number of Class B Warrants and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL EXERCISES. (Not applicable to Holders who exercise by book-entry transfer.) If fewer than all Class B Warrants evidenced by any certificate submitted are to be exercised, fill in the number of Class B Warrants which are to be exercised in the box entitled "Number of Class B Warrants Exercised." In such case, new certificate(s) for the remainder of the Class B Warrants that were evidenced by the Holder's old certificate(s) will be sent to such Holder, unless otherwise provided in the appropriate box marked "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Class B Warrants represented by Warrant Certificates delivered to the Warrant Agent will be deemed to have been exercised unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Class B Warrants exercised hereby, the signatures must correspond exactly with the name(s) as written on the face of the Warrant Certificate(s), without alteration, enlargement or any change whatsoever.

     If any of the Class B Warrants exercised hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any exercised Class B Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrant Certificates.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted along with this Letter of Transmittal.

     When this Letter of Transmittal is signed by the registered owner(s) of the Class B Warrants listed and transmitted hereby, no endorsements of Warrant Certificates are required unless payment is to be made to, or certificates for Class B Warrants not exercised or accepted for exercise are to be issued in the name of, a person other than the registered owner(s). Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Class B Warrants listed, the Warrant Certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Warrant Certificates. Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and exercise of exercised Class B Warrants pursuant to the Offer. If, however, issuance of the applicable Underlying Stock is to be made to, or if certificates for Class B Warrants not accepted for exercise are to be registered in the name of, any person other than the registered holder, or if exercised Warrant Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be the obligation of the Holder, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANT CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the applicable Underlying Stock is to be issued in the name of and/or certificates for unexercised Class B Warrants are to be returned to a person other than the signer of this Letter of Transmittal or if the applicable Underlying Stock is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Holders exercising Class B Warrants by book-entry transfer may request that Class B Warrants not accepted for exercise be credited to such account maintained at such Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Class B Warrants not accepted for exercise will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Warrant Agent at its address set forth below. Requests for additional copies of the Exercise Offer/Prospectus and this Letter of Transmittal may be directed to the Warrant Agent or to brokers, dealers, commercial banks or trust companies.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Class B Warrants has been lost, destroyed or stolen, the Holder should promptly notify the Warrant Agent, Attention: Lost Securities Dept. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH (i) WARRANT CERTIFICATES OR CONFIRMATION OF BOOKENTRY TRANSFER, (ii) A CERTIFIED OR BANK CHECK PAYABLE TO "LIFE MEDICAL SERVICES, INC." IN THE AMOUNT OF $1.025 PER CLASS B WARRANT EXERCISED IN THE OFFER, AND (iii) ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE WARRANT AGENT ON OR PRIOR TO THE EXPIRATION DATE.

     Facsimile copies of the Letter of Transmittal, properly completed and duly exercised, will be accepted. The Letter of Transmittal, Warrant Certificates, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.025 per Class B Warrant exercised in the Offer and any other required documents should be sent or delivered by each Holder or his broker, dealer, commercial bank, trust company or other nominee to the Warrant Agent as follows:

The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                          1-(800) 937-5449 (toll free)

     By Facsimile                                           By Mail or Hand Delivery:
     (718) 236-2976                                         Reorganization Department
                                                            40 Wall Street
                                                            46th Floor
                                                            New York, NY 10005
     Confirm Facsimile
     by Telephone:
     1-(800) 937-5449 (toll free)

     Questions and requests for assistance may be directed to the Warrant Agent at its address and telephone number listed above. Additional copies of the Exercise Offer/Prospectus, this Letter of Transmittal and other offer materials may be obtained from the Warrant Agent as set forth above, and will be furnished promptly at the Company's expense. Each Holder may also contact his broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                          EXERCISE OF CLASS B WARRANTS

                                       OF

                          LIFE MEDICAL SCIENCES, INC.

     This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing Class B Warrants are not immediately available or time will not permit all required documents to reach American Stock Transfer & Trust Company (the "Warrant Agent") on or prior to the Expiration Date (as defined in the Exercise Offer/Prospectus (as defined below)), or the procedures for delivery by bookentry exercise cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Warrant Agent. See the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                          1-(800) 937-5449 (toll free)

                           BY MAIL OR HAND DELIVERY:

                           Reorganization Department
                                 40 Wall Street
                                   46th Floor
                               New York, NY 10005


                                 BY FACSIMILE:
                                 (718) 236-2976

                               Confirm Facsimile
                                 by Telephone:
                          1-(800) 937-5449 (toll free)

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

     Ladies and Gentlemen:

     The undersigned hereby exercises, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated _______ __, 1998 (the "Exercise Offer/Prospectus"), and in the Letter of Transmittal, receipt of each of which is hereby acknowledged (which together constitute the "Offer"), the number of Class B Warrants indicated below pursuant to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

Number of Class B Warrants:.....................            Name(s) of Record Holder(s):.....................

                                                            Address(es):.....................................
Certificate No(s). (if available):                          .................................................

If Class B Warrants will be exercised by                    Area Code and Telephone Number(s):
book-entry exercise, check one box.

[ ]  The Depository Trust Company
[ ]  Pacific Securities Depository Trust Company
[ ]  Philadelphia Depository Trust Company

Account Number:...........................................  Signature(s):.................................

Date:.....................................................  ..............................................

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, hereby (a) represents that the exercise of Class B Warrants effected hereby complies with Rule 14e4 under the Securities Exchange Act of 1934, as amended, and (b) guarantees to deliver to the Warrant Agent, at its address set forth above, the certificate representing all exercised Class B Warrants, in proper form for transfer, or a BookEntry Confirmation (as defined in the Exercise Offer/Prospectus), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Exercise Offer/Prospectus) in the case of a bookentry delivery, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Class B Warrant exercised in the Offer, and any other documents required by the Letter of Transmittal within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of this Notice of Guaranteed Delivery.

                                                                   ...............................
                                                                            (Name of Firm)

                                                                    .............................
                                                                       (Authorized Signature)

                                                                    .............................
                                                                                (Name)

                                                                    .............................
                                                                               (Title)

                                                                    .............................
                                                                              (Address)

                                                                    .............................
                                                                             (Zip Code)

Dated:....................................................   ............................................
                                                                     (Area Code and Telephone No.)


NOTE: DO NOT SEND CERTIFICATES FOR CLASS B WARRANTS WITH THIS NOTICE GUARANTEED DELIVERY. CERTIFICATES FOR CLASS B WARRANTS SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                          LIFE MEDICAL SERVICES, INC.

                     OFFER TO REDUCE THE EXERCISE PRICE OF
                               CLASS A WARRANTS
                  AND CLASS B WARRANTS TO $1.205 PER WARRANT
                       FOR EXERCISES BEFORE 5:00 P.M. ON
                              SEPTEMBER 21, 1998

THE OFFER WILL EXPIRE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED. WITHDRAWAL RIGHTS WILL ALSO EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 21,1998. IN ADDITION, THE CLASS A WARRANTS AND CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME. ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL BE EXPIRED AT THAT TIME.

                                                              ____________, 1998

TO OUR CLIENTS:

     Enclosed for your consideration are the Exercise Offer/Prospectus and the blue Letter of Transmittal for Class A Warrants and yellow letter of Transmittal for Class B Warrants, including warrants underlying the Class A Warrants (which together constitute the "Offer") relating to the offer by Life Medical Sciences, Inc., a Delaware corporation (the "Company"), to the holders (the "Holders") of the Company's Class B Redeemable Stock Purchase Warrants (the "Class B Warrants"; together with the Class A Warrants, the "Warrants") who exercise their Class A Warrants or Class B Warrants pursuant to the Offer, to reduce the exercise price of the Class A Warrants and Class B Warrants to $1.205 per Warrant (from $8.40 and $12.60 for each Class A Warrant and Class B Warrant, respectively) for each Class A Warrant and Class B Warrant so exercised, in each case if and only if a Holder exercises his or her Class A Warrants and Class B Warrants prior to 5:00 P.M., New York City Time, on September 21,1998, unless such date is extended by the Company as described in the Exercise Offer/Prospectus (such date, or such date as so extended, being referred to as the "Expiration Date"), upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated July ___, 1998 (the "Exercise Offer/Prospectus") and the related blue Letter of Transmittal for Class A Warrants (including underlying Class B Warrants) and yellow Letter of Transmittal for Class B Warrants. Holders whose certificates for such Warrants (the "Warrant Certificates") are not immediately available or who cannot deliver their Warrant Certificates and all other required documents to the Warrant Agent on or prior to the Expiration Date, or who cannot complete the procedures for bookentry exercise on a timely basis, must exercise their Class A Warrants and/or Class B Warrants according to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising WarrantsGuaranteed Delivery" in the Exercise Offer/Prospectus.

     WE ARE THE HOLDER OF RECORD OF CLASS A WARRANTS AND/OR CLASS B WARRANTS HELD BY US FOR YOUR ACCOUNT. AN EXERCISE OF SUCH CLASS B WARRANTS CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. THE LETTER OF TRANSMITTAL IS FURNISHED TO YOU FOR

YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO EXERCISE WARRANTS HELD BY US FOR YOUR ACCOUNT.

     Accordingly, we request instructions as to whether you wish to have us exercise on your behalf any or all Warrants held by us for your account pursuant to the terms and conditions set forth in the Offer.

     Please note the following:

          1. The exercise price of the Class A Warrants is $1.205 per Class A Warrant and the exercise price of the Class B Warrants is $1.205 per Class B Warrant, in each case upon the terms and subject to the conditions set forth in the Offer.

          2. The Offer is being made for the exercise of any and all Class A Warrants and Class B Warrants.

          3. The Offer is subject to certain conditions. See "Terms of the Exercise Offer-Certain Conditions of the Exercise Offer" in the Exercise Offer/Prospectus.

          4. Exercising Holders will not be obligated to pay brokerage fees or commissions or, except as otherwise provided in Instruction 6 of the Letter of Transmittal, transfer taxes on the exercise of Warrants pursuant to the Offer.

          5. The Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on September 21,1998, unless the Offer is extended.

          6. Exercise of Warrants pursuant to the Offer will in all cases be accepted only after timely receipt by American Stock Transfer and Trust Company (the "Warrant Agent") of (a) Warrant Certificates or timely confirmation of the bookentry exercise of such Warrants into the account maintained by the Warrant Agent at The Depository Trust Company, Pacific Securities Depository Trust Company or Philadelphia Depository Trust Company (collectively, the "BookEntry Transfer Facilities"), pursuant to the procedures set forth under the caption "Terms of the Exercise Offer-Procedures for Exercising Warrants-BookEntry Exercise" in the Exercise Offer/Prospectus, (b) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined in the Exercise Offer/Prospectus) in connection with a bookentry delivery, (c) a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer, and (d) any other documents required by the Letter of Transmittal. Accordingly, issuances of the securities issuable upon exercise of the Warrants may not be made to all exercising Holders at the same time depending upon when Warrant Certificates or confirmations of bookentry transfer of such Warrants into the Warrant Agent's account at the BookEntry Transfer Facility are actually received by the Warrant Agent.

          7. ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON SEPTEMBER 21,1998, WILL EXPIRE AT THAT TIME.

     If you wish to have us exercise any or all of the Warrants held by us for your account, please so instruct us by completing, executing, detaching and returning to us the instruction form set forth on the back page of this letter. If you authorize the exercise of your Warrants, all such Warrants will be exercised unless otherwise specified on the next page of this letter. An envelope to return your instructions to us is enclosed. Your instructions should be forwarded to us in ample time to permit us to submit an exercise on your behalf prior to the expiration of the Offer.

     THE OFFER IS NOT BEING MADE TO (NOR WILL EXERCISES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS OF WARRANTS RESIDING IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR THE ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE SECURITIES, BLUE SKY OR OTHER LAWS OF SUCH JURISDICTION. HOWEVER, THE COMPANY MAY, IN ITS DISCRETION, TAKE SUCH ACTION AS IT MAY DEEM NECESSARY TO MAKE THE OFFER IN ANY JURISDICTION AND EXTEND THE OFFER TO HOLDERS OF WARRANTS IN SUCH JURISDICTION.

                     INSTRUCTIONS WITH RESPECT TO THE OFFER

          BY LIFE MEDICAL SERVICES, INC. TO REDUCE THE EXERCISE PRICES OF CLASS A WARRANTS AND CLASS B WARRANTS TO $1.205 PER WARRANT

     The undersigned acknowledge(s) receipt of the Exercise Offer/Prospectus, dated ________ ___, 1998 (the "Exercise Offer/Prospectus") and the blue Letter of Transmittal for the Class A Warrants (and underlying Class B Warrants) and the yellow Letter of Transmittal for the Class B Warrants (which documents, together with the Exercise Offer/Prospectus, constitutes the "Offer") in connection with the offer by Life Medical Sciences, Inc., a Delaware corporation (the "Company"), to the holders (the "Holders") of the Company's Class A Redeemable Stock Purchase Warrants (the "Class A Warrants") Class B Redeemable Stock Purchase Warrants (the "Class B Warrants"; together with the Class A Warrants, the "Warrants") who exercise their Warrants pursuant to the Exercise Offer, to reduce the exercise price of the Warrants to $1.205 (from $8.40 and $12.60 for each Class A Warrant and Class B Warrant, respectively) for each Class A Warrant and Class B Warrant so exercised, in each case if and only if a Holder exercises his or her Warrants prior to 5:00 P.M., New York City Time, on September 21,1998, unless such date is extended by the Company.

     This will instruct you to exercise any or all Class A Warrants and Class B Warrants which are held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Offer.

Number of Class A Warrants to Be
Exercised: ______________ Class A Warrants

Number of Underlying Class B Warrants to Be
Exercised: ______________ Class B Warrants

Number of Class B Warrants to Be
Exercised: ______________ Class B Warrants

Date:__________________________________

--------------------------------------------------------------------------------

                                   SIGN HERE


X.............................................            ................................................

X.............................................            ................................................
                    Signatures                                          Please print name(s)
                                                                        and address(es) here
Dated.........................................

                          LIFE MEDICAL SERVICES, INC.

                     OFFER TO REDUCE THE EXERCISE PRICE OF
                             CLASS A WARRANTS AND
                    CLASS B WARRANTS TO $1.205 PER WARRANT
             FOR EXERCISES BEFORE 5:00 P.M. ON SEPTEMBER 21, 1998

THE OFFER WILL EXPIRE ON SEPTEMBER 21, 1996, AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED. WITHDRAWAL RIGHTS WILL ALSO EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 21, 1998. IN ADDITION, THE CLASS A WARRANTS AND CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME. ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL EXPIRE AT THAT TIME.

                                                           ___________ ___. 1998

TO BROKERS, DEALERS, COMMERCIAL BANKS,
Trust Companies and Other Nominees:

     Life Medical Sciences, Inc., a Delaware corporation (the "Company"), is offering, to the holders (the "Holders") of the Company's Class A Redeemable Stock Purchase Warrants (the "Class A Warrants"; together with the Class A Warrants, the "Warrants") Class B Redeemable Stock Purchase Warrants (the "Class B Warrants") who exercise their Warrants pursuant to the Exercise Offer, to reduce the exercise price of the Class A Warrants to $1.205 per Class A Warrant and Class B Warrants to $1.205 per Class B Warrant (from $8.40 and $12.60 for each Class A Warrant and Class B Warrant, respectively) for each Class A Warrant and Class B Warrant so exercised, in each case if and only if a Holder exercises his or her Warrants prior to 5:00 P.M., New York City Time, on September 21, 1998, unless such date is extended by the Company (such date, or such date as so extended, being referred to as the "Expiration Date"), upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus dated July ___, 1998 (the "Exercise Offer/Prospectus") and the related blue Letter of Transmittal for Class A Warrants (and underlying Class B Warrants) and yellow Letter of Transmittal for Class B Warrants. Holders whose certificates for such Class A and Class B Warrants (the "Warrant Certificates") are not immediately available or who cannot deliver their Warrant Certificates and all other required documents to the Warrant Agent on or prior to the Expiration Date, or who cannot complete the procedures for bookentry exercise on a timely basis, must exercise their Warrants according to the guaranteed delivery procedures set forth under the caption "Terms of the Exercise Offer and Warrant RedemptionProcedures for Exercising WarrantsGuaranteed Delivery" in the Exercise Offer/Prospectus.

     Please furnish copies of the enclosed materials to those of your clients for whose accounts you hold Warrants registered in your name or in the name of your nominee.

     The Offer is subject to certain conditions. See "Terms of the Exercise Offer-Certain Conditions of the Exercise Offer"' in the Exercise
Offer/Prospectus.

     Enclosed herewith for your information and forwarding to your clients are copies of the following documents:

           1.  The Exercise Offer/Prospectus, dated July ___, 1998.

           2. The blue Letter of Transmittal to exercise Class A Warrants (and underlying Class B Warrants) for your use and for the information of your clients. Facsimile copies of the blue Letter of Transmittal may be used to exercise Class A Warrants.

           3. The yellow Letter of Transmittal to exercise Class B Warrants for your use and for the information of your clients. Facsimile copies of the yellow Letter of Transmittal may be used to exercise Class B Warrants

            4. The green Notice of Guaranteed Delivery to be used to accept the
               Offer if certificates for Warrants are not immediately available or if such certificates, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer and all other required documents cannot be delivered to American Stock Transfer & Trust Company (the "Warrant Agent") by the Expiration Date or if the procedure for bookentry exercise cannot be completed by the Expiration Date.

            5. A printed form of the letter which may be sent to your clients for whose accounts you hold Warrants registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the Offer.

            6. A return envelope addressed to the Warrant Agent.

     YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 21, 1998, UNLESS THE OFFER IS EXTENDED. PLEASE ALSO NOTE THAT THE CLASS A WARRANTS AND CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON SEPTEMBER 21, 1998, AT 5:00 P.M., NEW YORK CITY TIME, AND ALL CLASS A WARRANTS AND CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL EXPIRE AT THAT TIME.

     In order to accept the Offer, a duly executed and properly completed Letter of Transmittal and any required signature guarantees, or an Agent's Message (as defined in the Exercise Offer/Prospectus) in connection with a bookentry exercise of Class A Warrants or Class B Warrants, a certified or bank check payable to "Life Medical Sciences, Inc." in the amount of $1.205 per Warrant exercised in the Offer and any other required documents should be sent to the Warrant Agent, and Warrant Certificates representing the exercised Warrants should be delivered to the Warrant Agent, or such Warrants should be exercised by bookentry in the Warrant Agent's account maintained at one of the BookEntry Transfer Facilities (as described in the Exercise Offer/Prospectus), all in accordance with the instructions set forth in the Letter of Transmittal and the Exercise Offer/Prospectus.

     If Holders wish to exercise, but it is impracticable for them to forward their Warrant Certificates or other required documents on or prior to the Expiration Date or to comply with the bookentry exercise procedures on a timely basis, an exercise may be effected by following the guaranteed delivery procedures specified under the caption "Terms of the Exercise Offer-Procedurs for Exercising Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus.

     The Company may, under certain conditions, become obligated to pay D.H. Blair Investment Banking Corp. a warrant solicitation fee of 4% per Warrant exercised in the Offer (subject to certain limitations). Further, the Company will, upon request, reimburse you for customary clerical mailing expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will pay or cause to be paid any transfer taxes payable on the exercise of Warrants, except as otherwise provided in Instruction 6 of the Letter of Transmittal.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed material may be obtained from, the Information Agent, at its address and telephone number set forth in the Letter of Transmittal.

                           Very truly yours,



                           LIFE MEDICAL SCIENCES, INC.


     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON THE AGENT OF THE COMPANY OR THE WARRANT AGENT, OR ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENT OR USE ANY DOCUMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE ENCLOSED DOCUMENTS AND THE STATEMENTS CONTAINED THEREIN.